Exhibit 99.2
USA Mobility, Inc. Investor Conference August 9, 2006

Safe Harbor Statement This presentation may include forward-looking statements that are subject to risks and uncertainties relating to USA Mobility's future financial and business performance. Such statements may include estimates of revenue, expenses and income as well as other predictive statements or plans dependent upon future events or conditions. These statements represent the Company's estimates only on the date of this presentation and are not intended to give any assurance as to actual future results. USA Mobility's actual results could differ materially from those anticipated in these forward-looking statements. Although these statements are based upon assumptions the Company believes to be reasonable, based upon available information, they are subject to risks and uncertainties. Please review the risks factors section relating to our operations and the business environment in which we compete contained in our second quarter Form 10-Q and our 2005 Form 10-K, both of which are on file with the Securities and Exchange Commission, for a description of these risks and uncertainties. USA Mobility assumes no obligation to update any forward- looking statements from past or present filings and presentations.

Non-GAAP Financial Measures In this presentation USA Mobility references non-GAAP financial measures as defined by Regulation G adopted by the Securities and Exchange Commission such as "EBITDA". These measures are used by financial analysts and institutions for evaluating the performance of companies in our industry. Our management uses these measures as a basis for assessing operating efficiency, overall financial performance and profitability. USA Mobility has provided a reconciliation of these measures to the most directly comparable GAAP measure in our August 8, 2006 earnings release which is contained in your information packets. EBITDA (Earnings before interest, taxes, depreciation and amortization) is defined as operating income, plus the add back of depreciation, amortization, and accretion. A reconciliation for EBITDA is included in our press release, and in the statement of operations included in this presentation.

Management Represented Today

Presentation Outline Who we are USA Mobility background Our operating strategy Paging Today What we do Strategic Vision Selling our products Operating focus Where we have been Integration Results & Trends Where we are going Where we are going Where we are going Where we are going Where we are going Where we are going Where we are going Where we are going Where we are going Where we are going Where we are going Where we are going Where we are going Where we are going Where we are going Where we are going Where we are going Where we are going Where we are going Where we are going Where we are going Where we are going Where we are going Where we are going Where we are going

Who we are . . .

USA Mobility Headquartered in Alexandria, VA With major Operations Hub in Dallas, TX Formed in November 2004 by combining the two leading independent US paging and wireless messaging companies: Arch Wireless, Inc. and Metrocall Holdings, Inc. We are the largest provider of local, regional and nationwide one-way and two-way narrowband wireless messaging services As of June 30, 2006, we serve 4.4 million subscribers on a national basis We are a debt-free company We are a debt-free company We are a debt-free company We are a debt-free company We are a debt-free company We are a debt-free company We are a debt-free company

USA Mobility Over 40 years experience in paging and wireless communications Focused on providing wireless products and solutions to Healthcare, Fortune 1000, Enterprise and Government agencies We are committed to creating value for our customers Cost efficiencies through solving customers' wireless communications needs Providing expertise and the latest in technology, applications and wireless devices Our customer relationships and distribution capabilities allow us to take advantage of new communications products and solutions as the wireless marketplace continues to develop wireless marketplace continues to develop wireless marketplace continues to develop wireless marketplace continues to develop wireless marketplace continues to develop wireless marketplace continues to develop wireless marketplace continues to develop wireless marketplace continues to develop

Competitive Advantage - Scale Our networks are significantly larger than those of our competitors - in fact many of our competitors actually pay us to put their customers on our networks! Our customer base, customer service and sales force is the largest and most diverse in the industry - our people are the best! We are the clear industry leader with the scale to drive the lowest and most sustainable cost structure in our sector Source: The US Public Subscriber Paging Market Mid Year 2006 Report; Brad Dye, Paging & Wireless Data Consultant. US Paging Industry - Mid Year 2006 US Paging Industry - Mid Year 2006

USA Mobility Operating Strategy USA Mobility executes a Free Cash Flow "FCF" based operating strategy supported by three primary efforts: 1) high service levels to existing customers; 2) sales of new products & services; 3) cost efficiencies We have focused our sales and service efforts around our "core" group of business users Specifically, we have targeted those users who stand to benefit the most from the three principal benefits of USA Mobility's products & services: Substantially lower costs Significant reliability Superior network coverage

Our Strategy is Working Against a backdrop of declining revenue we have been able to maintain strong cash flow performance $'s in millions **Quarterly cash flow depicted is calculated as the difference between the Company's beginning and ending cash balance for the quarter adjusted to exclude debt repayment and cash distributions to shareholders. Revenue Cash Flow** *Slight variation in total due to rounding.

Profile of Paging Usage Today The paging industry has consolidated around a "core" group of enterprise customers Where low cost, reliable and superior network coverage are critical Defined by user segments within the core customer base Healthcare Government Large Enterprise Doctors/Nurses Code Teams Waiting Room Applications Operations Personnel IT Personnel Suppliers On-call Personnel Homeland Security Field Agents Law Enforcement Public Safety Maintenance Workers Emergency Responders IT Personnel IT Personnel Field Service Workers Security Personnel Maintenance Workers Hospitality Workers Factory Personnel Emergency Responders

Paging Makes a Difference "From the initial wireless message to notify our police, fire, EMS, County Manager and ECC staff about the crash at the Pentagon, wireless messaging from USA Mobility has performed flawlessly. All day, every day, wireless messaging has been a reliable aspect of inter and intra- agency communications. Wireless messaging has always been an integral part of our public safety life here, but it has proven to be mission critical to the work we do. Effective communications is vital to an operation such as this, and we have relied on it and continue to rely on USA Mobility to provide this critical function." Lisa Thompson Wireless Communications Systems Manager Arlington County, VA "Almost all aspects of communications continue to be problematic, from initial notification to tactical operations. Cellular telephones were of little value... Radio channels were initially over saturated... Pagers seemed to be the most reliable means of notification." Quote from the 9/11 Commission Staff Statement No. 14. "Crisis Management"

Paging Makes a Difference "FYI I am with an Urban Search and Rescue for FEMA and with the cell and data service down and systems being flooded. I just want you and your readers know that ReFLEX is working fine and communications are flowing through the units! We are allowing people to send e-mails to loved ones to let them know they are alive and well. Again the critical use of the ReFLEX in the all the disaster situations I have been to (9/11 NYC, Ivan, Isabel and now Katrina!)" Carter C. Blumeyer Communications Specialist Boone County Fire/ MO-TF1 (COMS) US-Forrest Service (COML, COMT) (The Wireless Messaging Newsletter, Friday, September 2, 2005 - Issue No. 178) "Your dependability became more evident when other cellular and paging providers lost service after Hurricane Katrina and your service is still going." Mike Meyers Manager - Information Systems Tulane-Lakeside Hospital

What we do . . .

Strategic Direction Our strategic vision remains simple and straightforward: "USA Mobility will operate a selling and marketing company focused on serving the wireless communications needs of our customers with a variety of communications solutions while operating an efficient, profitable and free cash flow-based business strategy. We believe paging and narrowband PCS messaging will continue to be a viable alternative for customers who want reliable communications devices, with superior coverage characteristics at a fraction of the cost of broadband. We further believe that our customer relationships and distribution capabilities will allow us to take advantage of new communications products and solutions as the wireless marketplace continues to develop."

Tactical Focus In support of our mission statement USA Mobility focuses on three primary tenets: Servicing existing customers Sales of new products & services Cost efficiencies The service and sales tenets are supported by our Selling & Marketing Initiatives Cost efficiencies are achieved through our Operating Focus

Selling and Marketing Initiatives Our core customers represent the most stable accounts in our direct customer base and include many of the largest accounts in our key market segments as a percentage of Monthly Recurring Revenue: Together these three key markets represent approximately 57% of our Direct Monthly Recurring Revenue (MRR) - also experienced lower net disconnect rates in recent quarters compared to other business segments Over 80% of Fortune 1000 companies rely on USA Mobility's paging service Healthcare Government (federal, state & municipal) Large Enterprise

Defining the Core Direct subscribers represent 87% of our total customer base Healthcare customers account for 35% of our direct base and experience extremely low net unit losses Government & Large Enterprise customers comprise 19% & 12% respectively of our direct base, and experience net unit losses significantly lower than Other Direct Customers 2Q06 Total Subscribers 2Q06 Direct Subscribers 2Q06 Direct Subscribers 2Q06 Direct Subscribers 2Q06 Direct Subscribers

Churn Rates and ARPU by Account Size - Direct Churn Rates and ARPU by Account Size - Direct

Marketing - Focus on the Core Build tools necessary for future company growth while still focusing on supporting the core paging revenue stream Change brand identity and build equity Customer communication, lifecycle management & lead generation in core segments Segmentation strategies Identify and develop opportunities in current core markets Define the products and applications to sell into specific vertical segments Understand the technology migration away from paging New product development Provide products & applications that enable us to be "the one source for wireless" Evaluate products or technologies that could profitably utilize capacity on the network Develop a VAR relationship with Cellular, Telemetry or GPS application developers A Marketing Group focused on sales & revenue goals Improve PCS sales activity through better utilization of carrier tools & stronger ties to sales Churn mitigation

One-Way Messaging Affordable, quick communication Flexible coverage options: Local, Regional, Nationwide Superior in-building coverage Long battery life -30 day average Highly reliable communications for businesses, healthcare and government organizations Powerful group messaging feature allows alerts and messages to be quickly distributed among specified groups Text messaging can be used in restricted environments such as hospitals Wide range of options for sending messages to the device Internet: Send A Message Desktop: Email RIM & text enabled devices

Two-Way Messaging Key Features and Benefits Combining the reliability of paging and the efficiency of email Send/receive email and/or text messages directly from device Perfectly suited for dispatching/assigning service orders to mobile field workforce Assured message delivery with store and forward technology Send messages to individuals or groups Highly reliable satellite-based network Nationwide coverage standard on all rate plans

Voice and Data Services The USA Mobility advantage USA Mobility partners with Sprint Nextel, Cingular and RIM and Vocera to provide the most current products and services Offering the greatest choice of voice and data services from multiple carriers Expertise in the latest voice and data business applications

Systems Solutions Providing customized wireless solutions for enterprises with complex messaging needs In-building messaging systems that meet the critical needs of industries Healthcare - Hospitality Government - Financial Services Manufacturing Unified wireless communications engine Providing interoperability among multiple device types, networks and wireless PBX & hands-free voice systems while integrating with existing data services Location Base Services - asset tracking Benefits Reduce response time to critical situations Increases reliability across different types of communication networks Maximize accountability, oversight and control Maximize accountability, oversight and control Maximize accountability, oversight and control Maximize accountability, oversight and control Maximize accountability, oversight and control Maximize accountability, oversight and control Maximize accountability, oversight and control Maximize accountability, oversight and control Maximize accountability, oversight and control Maximize accountability, oversight and control Maximize accountability, oversight and control Maximize accountability, oversight and control Maximize accountability, oversight and control Maximize accountability, oversight and control Maximize accountability, oversight and control Maximize accountability, oversight and control Maximize accountability, oversight and control

Operating Focus - Long Term / Low Cost Since the merger of Metrocall and Arch in November of 2004, our Operating Focus has been on eliminating cost redundancies and improving efficiency: S,R & M costs - associated with providing our technical networks S&M costs - our selling and retention of customers G&A - associated with our customer service and admin functions Our top three costs are headcount, site rent for our transmitters and telco costs: Since the merger we have reduced headcount by 1,536, removed 3,858 sites and renegotiated our major telco contracts Our primary focus for cost savings going forward is the rationalization of our networks

Network Rationalization Process Rationalization isn't just about deconstructing networks to cut costs It's a strategic plan to maximize networks, enhance coverage and create long-term cost efficiencies Process overview Review coverage differences with Engineering Determine build-out requirements Call Center swaps All orders include Notification Letter with pager shipment Units not swapped by date on Notification Letter are completed by call center Special handling includes outbound calling notification and page outs Field swaps (typically 100+ unit accounts) Regional VP, District Sales Mgr and Regional Operations Mgr involvement includes account notification and assistance with on-site exchanges Bi-weekly calls with internal stakeholders Indirect notification Certified letter for accounts effected

2005 Rationalization Results Paid sites include 189 2-way sites upgraded for USMO network 15,521 total active transmitters at end of 2005

2006 Planned Transmitter Activity Prioritizing system collapses to maximize recurring rent savings Building 900 MHz transmitters for VHF/UHF replacements

Site Lease Plan Site Lease Plan

Revenue Support - Customer Service Provide superior customer service with a multi-tier / multi-queue platform geared toward the size and type of customer and how they use USA Mobility's services with 75% of the calls being outsourced and 25% of the calls being insourced. Partnering with a professional call center in a win-win relationship Our commitment to customer service is to have our customers reach a live operator, we do not screen calls with extensive IVR systems trying to guess what the customer needs Our customer service is segmented by: National & Strategic Accounts Supporting primarily 500+ unit accounts Along with any escalation issues Insourced in Dallas with an average tenure over 6 years Major Accounts With specialty queues including medical and government Supporting primarily 100 to 499 unit accounts Outsourced to Teleperformance in Pensacola, Florida with an average tenure of 3 years Individual and Small Business Accounts Supporting primarily 1 to 99 Unit accounts Basic Services - few groups and no special billing Outsourced to Teleperformance in Columbus, Ohio and Columbia, South Carolina with an average tenure of over 1 year

Revenue Support - Customer Service Tailor our service delivery to meet the needs of our business customers including national, strategic, and key accounts, while obliging the financial realities affecting the industry and the economy USA Mobility is differentiating ourselves from the competition by delivering outstanding levels of customer service and sales support, while maintaining the lowest cost structure, with timely and sensible executions of ongoing expense reductions

Revenue Support - Customer Service We have been able to reduce costs and maintain superior customer service both internally and working with our outsource provider by: Retaining the best employees Adding technology Leveraging tenured, experienced managers The net effect has produced more efficient operations, at lower costs, with high quality customer service and support that aides in revenue retention

Where we have been . . .

Integration Results Validate Merger Thesis We consolidated to a single billing and operational support system (BOSS), converted to a common financial support system and one payroll & HRIS system by mid-year 2005 Reduced the number of Corporate Facilities supporting Back Office Operations (Customer Service, Inventory, Fulfillment, and Sales Support) while centralizing transactions with the objective of reducing the cost of each transaction while improving quality $140 million bank debt related to the merger was fully repaid on August 19th 2005 and USA Mobility became debt-free We completed a legal entity reorganization that should result in thousands of fewer state and local tax returns over the next four years and significant tax savings

Integration Results At the time of the merger in Nov '04 we had two completely separate, stand-alone two way networks - without adversely impacting our customers, we completely decommissioned one two-way network by Nov '05, which will result in significant future savings We executed Master Site Lease Agreements with Global Signal and American Tower which will result in substantial savings in site lease costs, one of our largest overhead items, in the coming years We made significant progress on reducing our networking cost structure with our large telecom vendors 255 office, terminal and storage facilities have been closed, resulting in savings of over $885,000 per month - converted and removed 106 paging terminals

Integration Results We added a new source of revenue by reaching an alliance with Advanced Metering Data Systems ("AMDS") and Sensus Metering Systems ("Sensus") (manufacturer of electric, gas and water utility meters), including the sale of a NPCS license to AMDS, and paid technical support for the build out and maintenance of AMDS's meter-reading network infrastructure across North America We have continued to refine our management and operating structure, placing a greater focus on sales and marketing as part of our long-term strategic plan We made very difficult, but necessary decisions to rationalize the size of our work force, as a result through the end of 2Q06, we have reduced our total headcount by 54%, including a reduction in senior management of over 39% We made a special cash distribution of $1.50 per share on December 21, 2005 for shareholders of record on December 1, 2005, and made a second special cash distribution of $3.00 per share on July 21, 2006 for shareholders of record on June 30, 2006 representing a return of capital to our shareholders of $122 million

Results & Trends Subscribers Revenue

Adds, Cancels & Net Results - Improvement in Trends Note: Assumes Arch and Metrocall combined as of January 1, 2004. Note: Assumes Arch and Metrocall combined as of January 1, 2004.

Subscriber Erosion Continues to Improve Note: Assumes Arch and Metrocall combined as of December 31, 2003. Subscribers in 000's Subscriber Erosion Slowdown Subscriber Erosion Slowdown

Quarterly Rate of Revenue Decline Has Slowed $'s in millions Note: Assumes Arch and Metrocall combined as of October 1, 2004. Note: Assumes Arch and Metrocall combined as of October 1, 2004.

Aggregate Operating Expense Trends Cost containment initiatives significantly reduce expenses for 2005 & 2006 Total operating expense* reductions for 2005: Total opex* reduced by $106.9 million or 19% in 2005 from 2004 pro forma Total opex* projected reduction of $92 to $97 million or 20% to 21% in 2006 from 2005 $'s in millions ** 2005 G&A reduction includes $9 million of non-recurring merger related expense that flowed through 2004 pro forma G&A expense. *Total Operating Expense excluding Depreciation, Amortization & Accretion.

Operating Expenses Breakdown Three costs drive our business SR&M S&M G&A Our cost reduction efforts have been focused on SR&M and G&A 2Q06 major expense items as a percent of total expenses*: $'s in millions $'s in millions $'s in millions *Total Operating Expense excluding Depreciation, Amortization & Accretion.

Staffing History and Headcount Compensation represents 31% of our operating expenses Headcount has been carefully managed to support the projected revenue stream and customer base Total headcount has been reduced by 54% since the merger SR&M 45% S&M 50% G&A 61% Further SR&M and G&A efficiencies anticipated efficiencies anticipated efficiencies anticipated efficiencies anticipated efficiencies anticipated efficiencies anticipated efficiencies anticipated efficiencies anticipated efficiencies anticipated efficiencies anticipated efficiencies anticipated efficiencies anticipated efficiencies anticipated efficiencies anticipated efficiencies anticipated efficiencies anticipated efficiencies anticipated

Service, Rent & Maintenance Expense SR&M consists of technical expenses Primarily site rents, telco, repair & maintenance for pagers & field network equipment and technical & engineering payroll related expenses Master Site Lease Agreements executed with Global Signal & American Tower will result in substantial savings in the coming years Ongoing system rationalization will reduce telco expense $'s in millions 2Q06 SR&M expense decreased $3.3 million or 6.9% from 1Q06 Compared to 2Q05, SR&M expense for 2Q06 declined significantly by $11.4 million or 20.3% million or 20.3% million or 20.3% million or 20.3% million or 20.3% million or 20.3%

Selling & Marketing Expense S&M expense consists primarily of salaries & commissions for our sales and marketing professionals Selling & Marketing is an area of our business that we continue to invest in Our goal is to maintain existing revenues & customers and sell new products & services $'s in millions 2Q06 S&M expense increased slightly by less than $0.1 million or 0.5% from 1Q06 Compared to 2Q05, S&M expense for 2Q06 decreased slightly by $0.1 million or 0.6% *Pro forma for Arch & Metrocall.

General & Administrative Expense G&A expense includes customer service, inventory & fulfillment, IT, finance & accounting, HR and other administrative functions Roughly half of our G&A expense can be managed to be variable based on number of subscribers and revenue $'s in millions 2Q06 G&A expense decreased $3.9 million or 10.9% from 1Q06 Compared to 2Q05, G&A expense for 2Q06 declined significantly by $14.8 million or 31.5%

Results - Operating Efficiency Operating efficiency - revenue per FTE - has improved 44% from the third quarter of 2004 through the end of second quarter 2006 3Q04 - $244K per FTE - 2Q06 - $351K per FTE Note: Assumes Arch and Metrocall combined as of July 1, 2003. 44% Improvement

Cellular Sales an Important, but Small Part of Our Revenue Cellular commissions vary based on the size of the usage plan sold with the higher rate plans paying a higher commission. Additionally the legacy Nextel arrangement currently pays a residual commission of about $3.00 to $4.00 per active subscriber which is included in the total cellular revenue While total cellular revenue is only about 1.6% of revenue, it serves to offset 20% of our selling & marketing costs Sales of mobile telephony and other wireless services enable us to maintain important strategic customer relationships $'s in millions

Second Quarter 2006 Results . . . USA MOBILITY, INC. CONDENSED CONSOLIDATED RESULTS OF OPERATIONS (a) (unaudited and in thousands, except share and per share amounts) For the three months ended 3/31/05 6/30/05 9/30/05 12/31/05 3/31/06 6/30/06 Revenue: Paging service, net of credits $156,588 $148,399 $141,832 $133,582 $125,673 $118,872 Cellular 1,507 2,122 1,877 2,336 2,026 2,096 Product sales 6,527 6,054 6,940 6,361 6,131 5,180 Other 1,055 962 1,305 1,125 1,063 1,057 Total revenue 165,677 157,537 151,954 143,404 134,892 127,205 Operating expenses: Cost of products sold 1,279 929 945 1,330 786 1,169 Service, rental and maintenance 56,452 56,156 53,783 49,457 48,092 44,770 Selling and marketing 10,462 11,181 11,328 10,400 11,059 11,117 General and administrative 49,653 47,011 43,436 39,684 36,141 32,208 Depreciation, amortization, and accretion 40,594 35,224 28,875 26,635 18,794 18,900 Severance and restructuring 5,137 9,904 855 713 170 321 Total operating expenses 163,578 160,405 139,223 128,219 115,043 108,486 % of total revenue 98.7% 101.8% 91.6% 89.4% 85.3% 85.3% Operating income (loss) 2,099 (2,868) 12,732 15,185 19,849 18,720 % of total revenue 1.3% -1.8% 8.4% 10.6% 14.7% 14.7% Interest (income) expense, net 1,214 499 18 (408) (549) (1,023) Loss on extinguishment of long-term debt 594 432 312 0 0 0 Other (income) expense, net (137) 73 (76) 1,144 (62) (989) Income (loss) before income tax expense 428 (3,872) 12,477 14,449 20,460 20,731 Income tax (benefit) expense 291 (61) 3,752 6,594 8,195 9,779 Net income (loss) $137 $ (3,811) $8,726 $7,855 $12,265 $10,952 Basic net income (loss) per common share $0.01 $ (0.14) $0.32 $0.29 $0.45 $0.40 Diluted net income (loss) per common share $0.01 $ (0.14) $0.32 $0.29 $0.45 $0.40 Basic weighted average common shares outstanding 27,108,034 27,226,076 27,365,701 27,396,187 27,397,307 27,399,533 Diluted weighted average common shares outstanding 27,320,212 27,226,076 27,465,990 27,459,261 27,503,230 27,587,958 Reconciliation of operating income to EBITDA (b): Operating income $2,099 $ (2,868) $12,732 $15,185 $19,849 $18,720 Add back: Depreciation, amortization and accretion 40,594 35,224 28,875 26,635 18,794 18,900 EBITDA $42,693 $32,356 $41,607 $41,820 $38,643 $37,620 % of total revenue 25.8% 20.5% 27.4% 29.2% 28.6% 29.6% (a) Slight variations in totals are due to rounding. (b) EBITDA or Earnings before interest, taxes, depreciation and amortization is a non-GAAP measure and is presented for analytical purposes only.

Second Quarter 2006 Results . . . USA MOBILITY, INC. PRO FORMA UNITS IN SERVICE ACTIVITY (a)(b) units in thousands (unaudited) For the three months ended 3/31/05 6/30/05 9/30/05 12/31/05 3/31/06 6/30/06 Units in service Beginning units in service Direct one-way 4,464 4,272 4,114 3,977 3,835 3,678 Direct two-way 422 398 382 365 348 324 Total direct 4,886 4,670 4,496 4,342 4,183 4,002 Indirect one-way 987 859 762 685 603 535 Indirect two-way 94 91 90 89 100 96 Total indirect 1,081 951 852 774 703 631 Total beginning units in service 5,967 5,621 5,348 5,116 4,886 4,634 Gross placements Direct one-way 142 134 125 125 108 119 Direct two-way 23 29 17 17 15 15 Total direct 165 163 142 142 123 134 Indirect one-way 108 92 26 24 24 18 Indirect two-way 7 7 5 17 4 5 Total indirect 115 99 31 41 28 23 Total gross placements 280 262 173 183 151 157 Gross disconnects Direct one-way (334) (292) (262) (267) (265) (250) Direct two-way (48) (44) (34) (34) (39) (32) Total direct (381) (337) (296) (301) (304) (282) Indirect one-way (235) (189) (104) (105) (92) (70) Indirect two-way (10) (9) (6) (6) (7) (8) Total indirect (245) (198) (109) (111) (100) (78) Total gross disconnects (626) (535) (405) (413) (404) (360) Net gain (loss) Direct one-way (192) (159) (137) (142) (157) (131) Direct two-way (24) (15) (17) (17) (24) (17) Total direct (216) (174) (154) (159) (181) (148) Indirect one-way (128) (97) (77) (82) (68) (52) Indirect two-way (2) (1) (1) 11 (4) (2) Total indirect (130) (99) (78) (71) (72) (55) Total net change (346) (273) (233) (230) (252) (203) Ending units in service Direct one-way 4,272 4,114 3,977 3,835 3,678 3,547 Direct two-way 398 382 365 348 324 307 Total direct 4,670 4,496 4,342 4,183 4,002 3,854 Indirect one-way 859 762 685 603 535 483 Indirect two-way 91 90 89 100 96 94 Total indirect 951 852 774 703 631 577 Total ending units in service 5,621 5,348 5,116 4,886 4,634 4,431 (a) The third quarter 2005 unit in service adjustment has been reflected in the first quarter 2005 beginning units in service balance. (b) Slight variations in totals are due to rounding.

Second Quarter 2006 Results . . . USA MOBILITY, INC. PRO FORMA AVERAGE REVENUE PER UNIT (ARPU) AND CHURN (a) (unaudited) For the three months ended 3/31/05 6/30/05 9/30/05 12/31/05 3/31/06 6/30/06 ARPU Direct one-way $8.65 $8.61 $8.48 $8.27 $8.17 $8.06 Direct two-way 23.98 23.65 24.28 23.76 23.61 23.75 Total direct 9.96 9.89 9.81 9.57 9.44 9.32 Indirect one-way 4.07 4.11 4.36 4.66 4.53 4.59 Indirect two-way 9.16 8.71 8.42 7.80 6.93 6.99 Total indirect 4.53 4.57 4.81 5.06 4.89 4.97 Total one-way 7.85 7.88 7.85 7.76 7.69 7.63 Total two-way 21.25 20.83 21.22 20.42 19.85 19.87 Total paging ARPU $9.01 $9.02 $9.04 $8.90 $8.80 $8.74 Gross churn (b) % Direct one-way -7.5% -6.8% -6.4% -6.7% -6.9% -6.8% Direct two-way -11.4% -11.1% -8.9% -9.4% -11.1% -9.8% Total direct -7.8% -7.2% -6.6% -6.9% -7.3% -7.0% Indirect one-way -23.8% -22.0% -13.6% -15.3% -15.3% -13.1% Indirect two-way -10.2% -9.7% -6.4% -7.2% -7.1% -8.2% Total indirect -22.6% -20.8% -12.8% -14.4% -14.2% -12.4% Total one-way -10.4% -9.4% -7.5% -8.0% -8.1% -7.6% Total two-way -11.1% -10.8% -8.4% -9.0% -10.2% -9.5% Total paging gross churn % -10.5% -9.5% -7.6% -8.1% -8.3% -7.8% Net churn (c) % Direct one-way -4.3% -3.7% -3.3% -3.6% -4.1% -3.6% Direct two-way -5.8% -3.8% -4.5% -4.8% -6.8% -5.2% Total direct -4.4% -3.7% -3.4% -3.7% -4.3% -3.7% Indirect one-way -12.9% -11.3% -10.2% -11.9% -11.3% -9.8% Indirect two-way -2.6% -1.5% -1.2% 12.2% -3.5% -2.6% Total indirect -12.0% -10.4% -9.2% -9.1% -10.2% -8.7% Total one-way -5.9% -5.0% -4.4% -4.8% -5.1% -4.3% Total two-way -5.2% -3.4% -3.9% -1.4% -6.1% -4.6% Total paging net churn % -5.8% -4.9% -4.3% -4.5% -5.2% -4.4% (a) The third quarter 2005 unit in service adjustment has been reflected in the first quarter 2005 beginning units in service balance. (b) Gross churn is current period disconnected units divided by prior period ending units in service. (c) Net churn is net current period placements and disconnected units in service divided by prior period ending units in service

Second Quarter 2006 Results . . . USA MOBILITY, INC. SUPPLEMENTAL INFORMATION — DIRECT UNITS IN SERVICE AND CELLULAR ACTIVATIONS (a) (unaudited) For the three months ended 12/31/05 3/31/06 6/30/06 Account size ending units in service (000’s) 1 to 3 units 388 358 327 4 to 10 units 221 203 188 11 to 50 units 527 489 456 51 to 100 units 285 265 249 101 to 1,000 units 1,134 1,068 1,027 >1,000 units 1,628 1,619 1,608 Total 4,183 4,002 3,854 Account size net unit loss % 1 to 3 units -7.8% -8.7% 4 to 10 units -8.2% -7.5% 11 to 50 units -7.2% -6.8% 51 to 100 units -7.0% -6.2% 101 to 1,000 units -5.8% -3.8% >1,000 units -0.5% -0.7% Total -4.3% -3.7% Account size ARPU 1 to 3 units $14.30 $14.02 $14.13 4 to 10 units 13.11 13.02 13.08 11 to 50 units 10.89 10.88 10.81 51 to 100 units 9.71 9.59 9.53 101 to 1,000 units 8.44 8.34 8.29 >1,000 units 8.19 8.18 8.05 Total $9.57 $9.44 $9.32 Cellular revenue Number of activations 8,682 6,829 6,969 Revenue from cellular services (000’s) $2,336 $2,026 $2,096 (a) Slight variations in totals are due to rounding.

Second Quarter 2006 Results . . . USA MOBILITY, INC. CONSOLIDATED OPERATING EXPENSE SUPPLEMENTAL INFORMATION (a) (unaudited and in thousands) For the three months ended 3/31/05 6/30/05 9/30/05 12/31/05 3/31/06 6/30/06 Cost of products sold $1,279 $929 $945 $1,330 $786 $1,169 Service, rental and maintenance Lease payments for transmitter locations 33,041 32,067 30,347 29,118 26,099 25,021 Telecommunications related expenses 10,286 11,821 10,585 9,614 9,099 8,481 Payroll and related expenses 8,917 7,600 7,488 7,127 7,046 6,578 Stock based compensation 97 52 43 68 81 83 Other 4,111 4,617 5,320 3,530 5,767 4,606 Total service, rental and maintenance 56,452 56,156 53,783 49,457 48,092 44,770 Selling and marketing Payroll and related expenses 7,736 7,363 7,626 6,704 7,709 7,317 Commissions 2,261 3,058 2,731 2,266 2,226 2,373 Stock based compensation 60 25 52 89 171 166 Other 405 735 919 1,341 953 1,262 Total selling and marketing 10,462 11,181 11,328 10,400 11,059 11,117 General and administrative Payroll and related expenses 18,676 17,926 14,796 12,046 12,330 11,412 Stock based compensation 1,228 520 175 423 430 462 Bad debt 1,527 963 2,440 3,899 1,790 1,705 Facility expenses 6,112 5,289 5,160 4,601 4,104 3,973 Telecommunications 2,898 2,416 2,495 2,292 2,248 1,982 Outside services 6,768 7,988 5,391 7,962 6,419 5,631 Taxes and permits 5,308 4,855 6,170 2,871 4,149 2,708 Other 7,137 7,055 6,809 5,590 4,670 4,335 Total general and administrative 49,653 47,011 43,436 39,684 36,141 32,208 Depreciation, amortization and accretion 40,594 35,224 28,875 26,635 18,794 18,900 Severance and restructuring 5,137 9,904 855 713 170 321 Operating expenses $163,578 $160,405 $139,223 $128,219 $115,043 $108,486 (a) Slight variations in totals are due to rounding.

Second Quarter 2006 Results . . . USA MOBILITY, INC. CONDENSED CONSOLIDATED BALANCE SHEETS (a) (in thousands) 6/30/05 12/31/05 6/30/06 (unaudited) (unaudited) Assets Current assets: Cash and cash equivalents $42,643 $37,547 $109,164 Accounts receivable, net 38,012 38,177 29,581 Prepaid rent, expenses and other 13,503 10,660 11,788 Deferred income tax assets 22,841 18,895 15,902 Total current assets $116,999 $105,279 $166,435 Property and equipment, net 164,322 127,802 108,146 Goodwill 154,811 149,478 149,478 Intangible assets, net 52,004 40,654 32,651 Deferred income tax assets 209,515 207,150 203,696 Other assets 5,010 3,430 4,329 Total assets $702,661 $633,793 $664,735 Liabilities and stockholders’ equity Current liabilities: Current maturities of long-term debt $17,681 $13 $ — Accounts payable and other accrued liabilities 81,569 65,719 58,837 Dividends payable — - 81,784 Customer deposits 3,606 3,104 2,634 Deferred revenue 20,921 17,924 17,433 Total current liabilities $123,777 $86,760 $160,688 Long-term debt, less current maturities 8,833 — - Other long-term liabilities 13,791 14,040 28,598 Total liabilities $146,401 $100,800 $189,286 Stockholders’ equity: Preferred stock $ — $ — $ — Common stock 3 3 3 Additional paid-in capital 540,146 521,298 475,446 Retained earnings 16,111 11,692 — Total stockholders’ equity 556,260 532,993 475,449 Total liabilities and stockholders’ equity $702,661 $633,793 $664,735 (a) Slight variations in totals are due to rounding.

Second Quarter 2006 Results . . . USA MOBILITY, INC. CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (a) (unaudited and in thousands) For the six months ended 6/30/05 6/30/06 Cash flows from operating activities: Net income (loss) $ (3,674) $23,217 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation, amortization and accretion 75,819 37,695 Deferred income tax expense (benefit) (560) 6,446 Loss on extinguishment of long-term debt 1,026 - Amortization of deferred financing costs 630 — Amortization of stock based compensation 1,982 1,393 Provisions for doubtful accounts, service credits and other 11,328 7,897 (Gain) loss on disposals of property and equipment (32) 404 Changes in assets and liabilities: Accounts receivable (9,442) (723) Prepaid rent, expenses and other 2,018 (872) Intangibles and other long-term assets 2,560 321 Accounts payable and accrued expenses (5,001) (7,253) Customer deposits and deferred revenue (3,412) (961) Other long-term liabilities (4,078) 12,839 Net cash provided by operating activities $69,164 $80,403 Cash flows from investing activities: Purchases of property and equipment (5,383) (9,019) Proceeds from disposals of property and equipment 176 56 Receipts from long-term note receivable 181 190 Net cash used for investing activities $ (5,026) $ (8,773) Cash flows from financing activities: Repayment of long-term debt (68,544) (13) Exercise of options 54 — Net cash used for financing activities $ (68,490) $ (13) Net increase (decrease) in cash and cash equivalents (4,352) 71,617 Cash and cash equivalents, beginning of period 46,995 37,547 Cash and cash equivalents, end of period $42,643 $109,164 Supplemental disclosure: Interest paid $1,996 $17 (a) Slight variations in totals are due to rounding.

Where we are going . . .

Paging is as Relevant as Ever " Paging systems seemed more reliable in some instances than voice/cellular systems because paging systems utilize satellite networks, rather than terrestrial systems, for backbone infrastructure. Paging technology is also inherently redundant, which means that messages may still be relayed if a single transmitter or group of transmitters in a network fails. Paging signals penetrate buildings very well, thus providing an added level of reliability. Additionally, pagers benefited from having a long battery life and thus remained operating longer during the power outages. Other positive observations concerning paging systems included that they were effective at text messaging and were equipped to provide broadcast messaging. Finally, although it is unclear whether this function was utilized, group pages can be sent out during times of emergencies to thousands of pager units all at the same time." "Two-way paging operations remained generally operational during the storm and did provide communications capabilities for some police, fire [and] emergency medical personnel, but could have been more widely utilized." Quote from FCC's Katrina Panel Report FCC Independent Panel on the Impact of Hurricane Katrina on Telecommunications Network Report adopted June 16, 2006

Evolution 2005 was about Integration and laying the foundation for the future Conversions, building Management, focus on Marketing 2006 is about execution . . . Maximizing network rationalization opportunities Focused Marketing & Sales Explore complementary products and services 2007 and beyond - Free Cash Flow Focus Continue to "target" our core user market Implement complementary products and services Enhance efficiency

Capital Allocation Strategy Management believes in returning capital to shareholders The board has adopted a regular quarterly dividend of $0.65 per share beginning in the fourth quarter 2006 Management also believes that a prudent level of investment back into USA Mobility will maximize long term cash flow potential

2006 Forecast On April 3rd management provided 2006 guidance in the following ranges: Revenue $480 - $500 million Opex $370 - $380 million Capex $15 - $20 million Today we expect to end the year at the higher end of the revenue guidance, below our original expense guidance and above our original capex guidance as follows: Revenue $495 - $500 million Opex $363 - $368 million Capex $20 - $22 million

It's all about - Managing Between the Lines Actual 15% 10% Revenue Erosion Future Note: Assumes Arch and Metrocall combined as of January 1, 2003. ?

Conclusion USA Mobility will continue to operate and execute on the values as set forth in our mission statement Focus on Selling & Marketing Variety of Wireless Communication Solutions FCF Focus underlying all our decisions We will generate significant cash into the foreseeable future, quickly return the majority of that cash to our shareholders through a recurring dividend, and drive additional wireless business development opportunities We believe in today's complex world, paging is as relevant as ever